UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: February 17, 2015 (February 11, 2015)

(Date of Earliest Event Reported)

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-13283	23-1184320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Radnor Corporate Center, Suite 200 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation

On February 11, 2015, the Compensation and Benefits Committee (the “C&B Committee”) of the Board of Directors of Penn Virginia Corporation (the “Company”) determined that cash bonuses payable to executive officers of the Company in 2015 relating to their performance in 2014 are as follows:

Name and Principal Position	Cash Bonus ($)
H. Baird Whitehead President and Chief Executive Officer	360,000

Steven A. Hartman Senior Vice President and Chief Financial Officer	195,000

John A. Brooks Executive Vice President and Chief Operating Officer	155,000

Nancy M. Snyder Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary	160,000

On the same day, the C&B Committee determined that base salaries payable to executive officers of the Company in 2015 would remain at 2014 levels, which are as follows:

Name and Principal Position	2015 Salary ($)
H. Baird Whitehead President and Chief Executive Officer	625,000

Steven A. Hartman Senior Vice President and Chief Financial Officer	345,000

John A. Brooks Executive Vice President and Chief Operating Officer	385,000

Nancy M. Snyder Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary	335,000

Annual Incentive Cash Bonus and Long-Term Equity Compensation Guidelines

On February 11, 2015, the C&B Committee amended the Penn Virginia Corporation Amended and Restated Annual Incentive Cash Bonus and Long-Term Equity Compensation Guidelines (the “Incentive Award Guidelines”). The principal amendments were as follows:

•	Change the definition of the “Cash Costs per BOE” metric to remove accrued cash bonus amounts;

•	Clarify that the Committee has the discretion to increase or decrease the cash bonus pool by 15 percentage points, as opposed to 15%; and

•	Change the deadline for long-term equity compensation awards from March 1 to June 1.

A copy of the Incentive Award Guidelines, as amended, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Penn Virginia Corporation Amended and Restated Annual Incentive Cash Bonus and Long-Term Equity Compensation Guidelines.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2015

Penn Virginia Corporation

By:	/s/ Nancy M. Snyder
Name:	Nancy M. Snyder
Title:	Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Penn Virginia Corporation Amended and Restated Annual Incentive Cash Bonus and Long-Term Equity Compensation Guidelines.

4